Exhibit 99.1
NEWS RELEASE

CONTACT:	Gary S. Maier
Maier & Company, Inc.
(310) 471-1288

MOTORCAR PARTS OF AMERICA REPORTS FISCAL 2016 FOURTH QUARTER
AND YEAR-END RESULTS

-- Net Sales Up 22.3% for Year; Business Outlook Remains Favorable --

LOS ANGELES, CA – June 14, 2016 – Motorcar Parts of America, Inc. (Nasdaq: MPAA) today reported results for its fiscal 2016 fourth quarter and year ended March 31, 2016 – reflecting record sales for a fourth quarter and year, supported by strong growth across all product categories.

Net sales for the fiscal 2016 fourth quarter increased to $97.4 million from $83.9 million for the same period a year earlier. The company’s sales performance for the fiscal 2016 fourth quarter reflects continued strength of its rotating electrical and wheel hub business, as well as increased contributions from the company’s emerging master cylinder product line.

All results labeled as adjusted in this press release are non-GAAP measures as discussed more fully below under the heading “Use of Non-GAAP Measures.”

Adjusted net sales for the fiscal fourth quarter increased to $100.9 million from $90.9 million a year earlier.

Net income for the fiscal 2016 fourth quarter was $2.3 million, or $0.12 per diluted share, compared with net income of $3.1 million, or $0.16 per diluted share, a year ago.

Adjusted net income for the fiscal 2016 fourth quarter was $9.5 million, or $0.50 per diluted share, compared with $9.9 million, or $0.53 per diluted share, in the same period a year earlier.

Gross profit for the fiscal 2016 fourth quarter increased to $24.2 million from $20.9 million a year earlier.  Gross profit as a percentage of sales for the fiscal 2016 fourth quarter was 24.8 percent compared with 24.9 percent a year earlier.

Adjusted gross profit increased to $29.8 million from $28.2 million a year ago.  Adjusted gross profit as a percentage of sales for the three months was 29.6 percent compared with 31.1 percent a year earlier, impacted by product mix and lower metal prices resulting in lower scrap revenue.

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Motorcar Parts of America, Inc.
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Net sales for fiscal 2016 increased to $369.0 million from $301.7 million for the same period a year earlier.  The same period a year earlier included the benefits of recognizing net core revenue of $12.6 million in the third quarter that was previously deferred.

Adjusted net sales for fiscal 2016 increased to $383.3 million from $320.7 million a year earlier.

Net income for fiscal 2016 was $10.6 million, or $0.55 per diluted share, compared with net income of $11.5 million, or $0.65 per diluted share, a year ago.

Adjusted net income for fiscal 2016 was $39.6 million, or $2.08 per diluted share, compared with $32.9 million, or $1.87 per diluted share, in the same period a year earlier.

Gross profit for fiscal 2016 increased to $100.9 million from $81.6 million a year ago. Gross profit as a percentage of sales for the same period was 27.4 percent compared with 27.0 percent a year earlier.

Adjusted gross profit increased to $117.7 million from $101.2 million last year.  Adjusted gross profit as a percentage of sales was 30.7 compared with 31.5 percent a year earlier, impacted by product mix and lower metal prices resulting in lower scrap revenue.

“Results for fiscal 2016 reflect continued strength across all product lines – supported by an aging vehicle population, increased miles driven and related factors, all of which continue to contribute to overall growth in the aftermarket industry,” said Selwyn Joffe, chairman, president and chief executive officer of Motorcar Parts of America.

Joffe noted that the company achieved solid market share gains in rotating electrical for the year. “Equally important, we realized strong growth from our wheel hub and brake master cylinder product offerings which impacted product mix and therefore gross margins,” Joffe said.

He noted that results for the year reflect new investments for innovation, growth and acquisitions, as well as the company’s value-added customer service programs – including Motorcar Parts of America’s industry-leading customer service, training and quality assurance initiatives.

“These investments position the company for even further success and growth.  As always, we thank our entire team for their daily commitment to excellence, customer service and our company,” Joffe said.

Use of Non-GAAP Measures

This press release includes the following non-GAAP measures - adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin, which are not measures of financial performance under GAAP, and should not be considered as alternatives to net sales, net income (loss), EBITDA, income from operations, gross profit or gross profit margin as a measure of financial performance.  The Company believes these non-GAAP measures, when considered together with the corresponding GAAP measures, provide useful information to investors and management regarding financial and business trends relating to the company’s results of operations.  However, these non-GAAP measures have significant limitations in that they do not reflect all of the costs associated with the operations of the company’s business as determined in accordance with GAAP.  Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or superior to, measures of financial performance in accordance with GAAP.  For a reconciliation of adjusted net sales, adjusted net income (loss), adjusted EBITDA, adjusted gross profit and adjusted gross margin to their corresponding GAAP measures, see the financial tables included in this press release.  Also refer to our Form 8-K to which this release is attached, and other filings we make with the SEC, for further information regarding these adjustments.

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Motorcar Parts of America, Inc.
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Teleconference and Web Cast

Selwyn Joffe, chairman, president and chief executive officer, and David Lee, chief financial officer, will host an investor conference call today at 6:30 a.m. Pacific time to discuss the company’s financial results and operations.

The call will be open to all interested investors either through a live audio Web broadcast at www.motorcarparts.com or live by calling (877)-776-4016 (domestic) or (973)-638-3231 (international).  For those who are not available to listen to the live broadcast, the call will be archived for seven days on Motorcar Parts of America’s website www.motorcarparts.com.  A telephone playback of the conference call will also be available from approximately 9:30 a.m. Pacific time today through 8:59 p.m. Pacific time on Tuesday, June 21, 2016 by calling (855)-859-2056 (domestic) or (404)-537-3406 (international) and using access code: 16866345.

About Motorcar Parts of America, Inc.

Motorcar Parts of America is a remanufacturer, manufacturer and distributor of automotive aftermarket parts -- including alternators, starters, wheel hub assembly products and brake master cylinders utilized in imported and domestic passenger vehicles, light trucks and heavy duty applications. Motorcar Parts of America’s products are sold to automotive retail outlets and the professional repair market throughout the United States and Canada, with facilities located in California, Mexico, Malaysia and China, and administrative offices located in California, Tennessee, Mexico, Singapore, Malaysia and Toronto.  Additional information is available at www.motorcarparts.com.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements. The statements contained in this press release that are not historical facts are forward-looking statements based on the company’s current expectations and beliefs concerning future developments and their potential effects on the company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the company) and are subject to change based upon various factors.  Reference is also made to the Risk Factors set forth in the company’s Form 10-K Annual Report filed with the Securities and Exchange Commission (SEC) in June 2016 and in its Forms 10-Q filed with the SEC for additional risks and uncertainties facing the company. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as the result of new information, future events or otherwise.

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(Financial tables follow)

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Statements of Income

	Three Months Ended		Years Ended
	March 31,		March 31,
	2016	2015	2016	2015
	(Unaudited)
Net sales	$97,443,000	$83,904,000	$368,970,000	$301,711,000
Cost of goods sold	73,229,000	62,995,000	268,046,000	220,138,000
Gross profit	24,214,000	20,909,000	100,924,000	81,573,000
Operating expenses:
General and administrative	11,284,000	10,031,000	49,665,000	37,863,000
Sales and marketing	2,382,000	1,907,000	9,965,000	7,851,000
Research and development	915,000	611,000	3,008,000	2,273,000
Total operating expenses	14,581,000	12,549,000	62,638,000	47,987,000
Operating income	9,633,000	8,360,000	38,286,000	33,586,000
Interest expense, net	2,678,000	3,148,000	16,244,000	13,065,000
Income before income tax expense	6,955,000	5,212,000	22,042,000	20,521,000
Income tax expense	4,658,000	2,110,000	11,479,000	9,068,000
Net income	$2,297,000	$3,102,000	$10,563,000	$11,453,000
Basic net income per share	$0.12	$0.17	$0.58	$0.68
Diluted net income per share	$0.12	$0.16	$0.55	$0.65
Weighted average number of shares outstanding:
Basic	18,393,154	17,967,060	18,233,163	16,734,539
Diluted	19,165,334	18,815,858	19,066,093	17,605,940

MOTORCAR PARTS OF AMERICA, INC. AND SUBSIDIARIES
Consolidated Balance Sheets
March 31,

	2016	2015
ASSETS
Current assets:
Cash and cash equivalents	$21,897,000	$61,230,000
Short-term investments	1,813,000	699,000
Accounts receivable — net	8,548,000	24,799,000
Inventory— net	58,060,000	56,829,000
Inventory unreturned	10,520,000	7,833,000
Deferred income taxes	33,347,000	22,998,000
Prepaid expenses and other current assets	5,900,000	7,407,000
Total current assets	140,085,000	181,795,000
Plant and equipment — net	16,099,000	12,535,000
Long-term core inventory — net	241,100,000	188,950,000
Long-term core inventory deposits	5,569,000	31,571,000
Long-term deferred income taxes	236,000	261,000
Goodwill	2,053,000	-
Intangible assets — net	4,573,000	2,574,000
Other assets	3,657,000	3,195,000
TOTAL ASSETS	$413,372,000	$420,881,000
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$72,152,000	$61,893,000
Accrued liabilities	9,101,000	10,096,000
Customer finished goods returns accrual	26,376,000	19,678,000
Accrued core payment	8,989,000	13,190,000
Revolving loan	7,000,000	-
Other current liabilities	4,698,000	2,471,000
Current portion of term loan	3,067,000	7,733,000
Total current liabilities	131,383,000	115,061,000
Term loan, less current portion	19,980,000	71,489,000
Long-term accrued core payment	17,550,000	23,880,000
Long-term deferred income taxes	14,315,000	7,803,000
Other liabilities	19,336,000	12,445,000
Total liabilities	202,564,000	230,678,000
Commitments and contingencies
Shareholders' equity:
Preferred stock; par value $.01 per share, 5,000,000 shares authorized; none issued	-	-
Series A junior participating preferred stock; par value $.01 per share, 20,000 shares authorized; none issued	-	-
Common stock; par value $.01 per share, 50,000,000 shares authorized; 18,531,751 and 17,974,598 shares issued and outstanding at March 31, 2016 and 2015, respectively	185,000	180,000
Additional paid-in capital	203,650,000	191,279,000
Retained earnings	11,825,000	1,262,000
Accumulated other comprehensive loss	(4,852,000)	(2,518,000)
Total shareholders' equity	210,808,000	190,203,000
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$413,372,000	$420,881,000

Reconciliation of Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company has included the following non-GAAP adjusted financial measures in this press release and in the webcast to discuss the Company's financial results for the three and twelve months ended March 31, 2016 and 2015. Each of these non-GAAP adjusted financial measures is adjusted from results based on GAAP to exclude certain expenses and gains.  Among other things, the Company uses such non-GAAP adjusted financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the performance of its business.

These non-GAAP adjusted financial measures reflect an additional way of viewing aspects of the Company's operations that, when viewed with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company's results of operations and the factors and trends affecting the Company's business. However, these non-GAAP adjusted financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Income statement information for the three and twelve months ended March 31, 2016 and 2015 are as follows:

Reconciliation of Non-GAAP Financial Measures	Exhibit 1

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2016	2015	2016	2015
GAAP Results:
Net sales	$97,443,000	$83,904,000	$368,970,000	$301,711,000
Net income	2,297,000	3,102,000	10,563,000	11,453,000
Diluted income per share (EPS)	0.12	0.16	0.55	0.65
Gross margin	24.8%	24.9%	27.4%	27.0%
Non-GAAP Adjusted Results:
Non-GAAP adjusted net sales	$100,944,000	$90,899,000	$383,334,000	$320,748,000
Non-GAAP adjusted net income	9,544,000	9,919,000	39,630,000	32,858,000
Non-GAAP adjusted diluted earnings per share (EPS)	0.50	0.53	2.08	1.87
Non-GAAP adjusted gross margin	29.6%	31.1%	30.7%	31.5%
Non-GAAP adjusted EBITDA	19,047,000	20,066,000	79,039,000	69,453,000

Note: Results for the fiscal year ended March 31, 2015 include net sales related to cores of $12,625,000, which was previously deferred.
This amount had a $3,892,000 gross profit and Adjusted EBITDA impact.

Reconciliation of Non-GAAP Financial Measures	Exhibit 2

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2016	2015	2016	2015
GAAP net sales	$97,443,000	$83,904,000	$368,970,000	$301,711,000
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	2,259,000	-	3,874,000
Customer allowances related to new business	3,501,000	4,736,000	14,364,000	15,163,000
Adjusted net sales	$100,944,000	$90,899,000	$383,334,000	$320,748,000

Note: Results for the fiscal year ended March 31, 2015 include net sales related to cores of $12,625,000, which was previously deferred.

Reconciliation of Non-GAAP Financial Measures	Exhibit 3

	Three Months Ended March 31,
	2016		2015
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$2,297,000	$0.12	$3,102,000	$0.16
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	$-	2,259,000	$0.12
Customer allowances related to new business	3,501,000	$0.18	4,736,000	$0.25
Cost of goods sold
New product line start-up costs	43,000	$0.002	-	$-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	2,075,000	$0.11	345,000	$0.02
Operating expenses
Legal, severance, acquisition, financing and other costs	2,378,000	$0.12	2,967,000	$0.16
Bad debt expense (recovery) resulting from the bankruptcy filing by a customer	(294,000)	$(0.02)	-	$-
Share-based compensation expenses (a)	798,000	$0.04	2,514,000	$0.13
Mark-to-market losses (gains)	190,000	$0.01	(1,772,000)	$(0.09)
Tax effected at 39% tax rate (b)	(1,444,000)	$(0.08)	(4,232,000)	$(0.22)
Adjusted net income	$9,544,000	$0.50	$9,919,000	$0.53

(a) Includes cash payments reflecting incentive compensation expense of $2,002,000 for the prior fiscal three months ended March 31, 2015, that were made in lieu of granting restricted stock in 2013
(b) Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Reconciliation of Non-GAAP Financial Measures	Exhibit 4

	Twelve Months Ended March 31,
	2016		2015
	$	Per Diluted Share	$	Per Diluted Share
GAAP net income	$10,563,000	$0.55	$11,453,000	$0.65
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	$-	3,874,000	$0.22
Customer allowances related to new business	14,364,000	$0.75	15,163,000	$0.86
Cost of goods sold
New product line start-up costs	43,000	$0.002	189,000	$0.01
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	3,153,000	$0.17	1,378,000	$0.08
Cost of customer allowances and stock adjustment accruals related to new business	(809,000)	$(0.04)	(983,000)	$(0.06)
Operating expenses
Legal, severance, acquisition, financing and other costs	7,504,000	$0.39	8,020,000	$0.46
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	(5,800,000)	$(0.30)	-	$-
Bad debt expense resulting from the bankruptcy filing by a customer	4,157,000	$0.22	-	$-
Payment made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	9,250,000	$0.49	-	$-
Share-based compensation expenses (a)	2,584,000	$0.14	4,211,000	$0.24
Mark-to-market losses (gains)	3,371,000	$0.18	1,493,000	$0.08
Interest
Write-off of prior deferred loan fees	5,108,000	$0.27	-	$-
Tax effected at 39% tax rate (b)	(13,858,000)	$(0.73)	(11,940,000)	$(0.68)
Adjusted net income	$39,630,000	$2.08	$32,858,000	$1.87

(a) Includes cash payments reflecting incentive compensation expense of $2,002,000 for the prior fiscal twelve months ended March 31, 2015, that were made in lieu of granting restricted stock in 2013
(b) Tax effect at 39% of the income before income tax expense (reflecting the adjustments)

Note: Results for the fiscal year ended March 31, 2015 include net sales related to cores of $12,625,000 which was previously deferred.
This amount had a $0.12 earnings per share impact.

Reconciliation of Non-GAAP Financial Measures	Exhibit 5

	Three Months Ended March 31,
	2016		2015
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$24,214,000	24.8%	$20,909,000	24.9%
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-		2,259,000
Customer allowances related to new business	3,501,000		4,736,000
Cost of goods sold
New product line start-up costs	43,000		-
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	2,075,000		345,000
Total adjustments	5,619,000	4.8%	7,340,000	6.2%
Adjusted gross profit	$29,833,000	29.6%	$28,249,000	31.1%

Reconciliation of Non-GAAP Financial Measures	Exhibit 6

	Twelve Months Ended March 31,
	2016		2015
	$	Gross Margin	$	Gross Margin
GAAP gross profit	$100,924,000	27.4%	$81,573,000	27.0%
Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-		3,874,000
Customer allowances related to new business	14,364,000		15,163,000
Cost of goods sold
New product line start-up costs	43,000		189,000
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	3,153,000		1,378,000
Cost of customer allowances and stock adjustment accruals related to new business	(809,000)		(983,000)
Total adjustments	16,751,000	3.3%	19,621,000	4.5%
Adjusted gross profit	$117,675,000	30.7%	$101,194,000	31.5%

Note: Results for the fiscal year ended March 31, 2015 include net sales related to cores of $12,625,000, which was previously deferred.
This amount had a $3,892,000 gross profit impact.

Reconciliation of Non-GAAP Financial Measures	Exhibit 7

	Three Months Ended March 31,		Twelve Months Ended March 31,
	2016	2015	2016	2015
GAAP net income	$2,297,000	$3,102,000	$10,563,000	$11,453,000
Interest expense, net	2,678,000	3,148,000	16,244,000	13,065,000
Income tax expense	4,658,000	2,110,000	11,479,000	9,068,000
Depreciation and amortization	723,000	657,000	2,936,000	2,522,000
EBITDA	$10,356,000	$9,017,000	$41,222,000	$36,108,000

Adjustments:
Net sales
Initial return and stock adjustment accruals related to new business	-	2,259,000	-	3,874,000
Customer allowances related to new business	3,501,000	4,736,000	14,364,000	15,163,000
Cost of goods sold
New product line start-up costs	43,000	-	43,000	189,000
Lower of cost or market revaluation - cores on customers' shelves and inventory step-up amortization	2,075,000	345,000	3,153,000	1,378,000
Cost of customer allowances and stock adjustment accruals related to new business	-	-	(809,000)	(983,000)
Operating expenses
Legal, severance, acquisition, financing and other costs	2,378,000	2,967,000	7,504,000	8,020,000
Payment received in connection with the settlement of litigation related to discontinued subsidiaries	-	-	(5,800,000)	-
Bad debt expense (recovery) resulting from the bankruptcy filing by a customer	(294,000)	-	4,157,000	-
Payment made in connection with the settlement of litigation, net of insurance recoveries, related to discontinued subsidiaries	-	-	9,250,000	-
Share-based compensation expenses (a)	798,000	2,514,000	2,584,000	4,211,000
Mark-to-market losses (gains)	190,000	(1,772,000)	3,371,000	1,493,000
Adjusted EBITDA	$19,047,000	$20,066,000	$79,039,000	$69,453,000

(a) Includes cash payments reflecting incentive compensation expense of $2,002,000 for the prior fiscal three months and twelve months ended March 31, 2015, that were made in lieu of granting restricted stock in 2013

Note: Results for the fiscal year ended March 31, 2015 include net sales related to cores of $12,625,000, which was previously deferred.
This amount had a $3,892,000 Adjusted EBITDA impact.